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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-3 (No. 333-27141) of IOS Capital, Inc. of our report dated December 8, 2000 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Philadelphia, PA
December 28, 2000